DISCOVERY® PLUS
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Individual Variable Contract Account

QUALIFIED VARIABLE INVESTMENT PLAN®
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Qualified Individual Variable Contract Account

Supplement dated March 2, 2022
to Prospectuses dated April 30, 2021

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to a Portfolio available through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
PSF Global Portfolio - Class I – Subadviser Addition and Removal:
Effective on April 25, 2022, Massachusetts Financial Services Company will replace Brown Advisory, LLC as a subadviser to the Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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